Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Smith Barney Intermediate Municipal Fund, Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1)	Title of each class of securities to which the
transaction applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.




                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 Greenwich Street
                            New York, New York 10013

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                          To Be Held on April 21, 1999

To the Stockholders of Smith Barney Intermediate Municipal Fund, Inc.:

      The Annual Meeting of Stockholders of Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on April 21, 1999 at 9:00 A.M. (New York
Time) for the following purposes:

            1. To elect two Class I directors and three Class III directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

            2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

            3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 3, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors

                                           Christina T. Sydor
                                           Secretary

New York, New York
March 25, 1999
                            ------------------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 Greenwich Street
                            New York, New York 10013

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1999

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on April 21, 1999 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; SSBC Fund Management Inc. ("SSBC" or the "Manager") (formerly Mutual Management Corp.), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("FDIS"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SSBC are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State Street, Boston, Massachusetts 02109.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1998, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about March 25, 1999. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of both proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on March 3, 1999 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 8,364,164.706 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 8,080,136.000 shares, or 96.60% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, NY 10004-9998. At the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is currently classified into three classes. The Board of Directors has nominated two new directors to serve as Class I directors and two new directors to serve as Class III directors and a Class III director for re-election; each Class III director that may serve on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2002 Annual Meeting of Stockholders) and each Class I director that may serve on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term of one year (until the 2000 Annual Meeting of Stockholders) or until his or her successor is elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class I or Class III nominee(s) listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees currently serve as directors of other Smith Barney mutual funds. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*).

                   Persons Nominated for Election as Directors


                                                              Number of Shares
                               Principal Occupations          and % Beneficially
                             During Past Five Years,            Owned as of
Name                       Other Directorships, and Age        March 3, 1999
----                       ----------------------------         -------------
CLASS I DIRECTORS

Allan J. Bloostein      President of Allan J. Bloostein              None
                        Associates, a consulting firm; Director
                        of ten investment companies associated
                        with Salomon Smith Barney. Retired Vice
                        Chairman and Director of The May
                        Department Stores Company; Director of
                        CVS Corporation, a drugstore chain, and
                        Taubman Centers Inc., a real estate
                        development company; age 69.

Richard E. Hanson, Jr.  Head of School, New Atlanta Jewish           None
                        Community High School, since September
                        1996; Director of three investment
                        companies associated with Salomon Smith
                        Barney. Formerly Headmaster, The Peck
                        School, Morristown, New Jersey; prior to
                        July 1, 1994, Headmaster, Lawrence
                        Country Day School - Woodmere Academy,
                        Woodmere, New York; age 57.

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,           Owned as of
Name                       Other Directorships, and Age        March 3, 1999
----                       ----------------------------         -------------
CLASS III DIRECTORS

Lee Abraham             Retired; Director of three investment        None
                        companies associated with Salomon Smith
                        Barney. Formerly Chairman and Chief
                        Executive Officer of Associated
                        Merchandising Corporation, a major retail
                        merchandising and sourcing organization;
                        Director of Galey & Lord, an apparel
                        manufacturer, Liz Claiborne, a specialty
                        retailer, R.G. Barry Corp., a footwear
                        manufacturer and Signet Group plc, a
                        specialty retailer; age 70.

Jane F. Dasher          Investment Officer of Korsant Partners, a    None
                        family investment company; Director of
                        one investment company associated with
                        Salomon Smith Barney. Prior to 1997, an
                        Independent Financial Consultant; age 49.

Donald R. Foley         Retired; Director of ten investment         117.418
 Director since 1992    companies associated with Salomon Smith    (less than
1%)
                        Barney. Formerly Vice President of Edwin
                        Bird Wilson, Inc. (advertising); age 76.

      The remainder of the Board currently constitutes the remaining Class I director and Class II directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2000 and 2001, respectively.

                         Directors Continuing in Office

                                                              Number of Shares
                               Principal Occupations          and % Beneficially
                             During Past Five Years,            Owned as of
Name                       Other Directorships, and Age        March 3, 1999
----                       ----------------------------         -------------
CLASS I DIRECTOR

Heath B. McLendon*      Managing Director of Salomon Smith            500.131**
 Director since 1995    Barney; Director of fifty-nine investment
                        companies associated with Salomon Smith    (less than 1%)
                        Barney; Director and President of SSBC
                        and Travelers Investment Adviser, Inc.
                        ("TIA"); age 65.

CLASS II DIRECTORS

Paul Hardin             Professor of Law at the University of           None
 Director since 1994    North Carolina at Chapel Hill; Director
                        of twelve investment companies associated
                        with Salomon Smith Barney; Director of
                        The Summit Bancorporation. Formerly,
                        Chancellor of the University of North
                        Carolina at Chapel Hill; age 67.


Roderick C. Rasmussen   Investment Counselor; Director of ten         107.265
 Director since 1992    investment companies associated with       (less than 1%)
                        Salomon Smith Barney. Formerly Vice
                        President of Dresdner and Company Inc.
                        (investment counselors); age 72.

John P. Toolan          Retired; Director of ten investment             None
 Director since 1992    companies associated with Salomon Smith
                        Barney; Trustee of John Hancock Funds.
                        Formerly Director and Chairman of the
                        Smith Barney Trust Company and Director
                        of Smith Barney Inc. and the Manager; age 68.

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

**    Includes shares owned by members of this director's family.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 1998, all filing requirements applicable to such persons were complied with.

      The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

      Seven meetings of the Board were held between January 1, 1998 and December 31, 1998, four of which were regular meetings. Two Audit Committee meetings were also held. No incumbent director attended less than 75% of these meetings.

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,732 were paid to such directors by the Fund during the fiscal year ended on December 31, 1998. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $42,000 per annum plus a per meeting fee of $100 per fund (or portfolio thereof, with respect to in-person meetings). None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid to each person who was a director of the Fund during the Fund's last fiscal year:

                               COMPENSATION TABLE

                                                                  Compensation
                                                                   from Fund
                             Aggregate                             and Fund       Total
                           Compensation       Pension or            Complex         Number of
                             from Fund        Retirement       Paid to Directors      Funds for
                          for the Fiscal   Benefits Accrued    for the Calendar      Which Director
                            Year Ended        as part of          Year Ended          Serves Within
    Name of Person           12/31/98        Fund Expenses         12/31/98           Fund Complex
    --------------           --------        -------------         --------           ------------
Joseph H. Fleiss+             $299                 0               $32,943            10
Donald R. Foley**              768                 0                57,100            10
Paul Hardin                    568                 0                71,400            12
Heath B. McLendon*               0                 0                     0            59
Roderick C. Rasmussen          768                 0                57,100             10
John P. Toolan**              668                 0                54,700             10

----------
* Designates a director who is an "interested person" of the Fund as defined under the 1940 Act.

** Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
      Fund: Donald R. Foley: $34, John P. Toolan: $668, and the following amounts of their total compensation from the Fund Complex: Donald R.
      Foley: $21,000, and John P. Toolan: $54,700. During the Fund's most recent fiscal year ended December 31, 1998, the estate of a deceased director was paid his previously deferred compensation, which totalled $2,030 from the Fund and $171,148 from the Fund Complex.

+ Effective January 1, 1998, Mr. Fleiss became a Director Emeritus. Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus (other than Mr. Fleiss who is covered in the table above) totalled $76.

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                        Offices and Positions      Period        Principal Occupations During
Name                       Held with Fund       Offices Held        Past Five Years and Age
----                       --------------       ------------        -----------------------
Heath B. McLendon        Chairman of the        1995 to date     (see table of directors above)
                         Board, President
                         and Chief Executive
                         Officer

Lewis E. Daidone         Senior Vice            1992 to date     Managing Director of Salomon
                         President and                           Smith Barney; Senior Vice
                         Treasurer                               President and Treasurer of
                                                                 certain other investment
                                                                 companies associated with Salomon
                                                                 Smith Barney; Director and Senior
                                                                 Vice President of the Manager and
                                                                 TIA; 41.

                        Offices and Positions      Period        Principal Occupations During
Name                       Held with Fund       Offices Held        Past Five Years and Age
----                       --------------       ------------        -----------------------
Peter M. Coffey         Vice President          1992 to date     Managing Director of Salomon
                                                                 Smith Barney and investment
                                                                 officer of certain other
                                                                 investment companies associated
                                                                 with Salomon Smith Barney; 54.

Christina T. Sydor      Secretary               1992 to date     Managing Director of Salomon Smith
                                                                 Barney; Secretary of certain other
                                                                 investment companies associated with
                                                                 Salomon Smith Barney; Secretary and
                                                                 General Counsel of the Manager
                                                                 and TIA; 48.

Paul Brook              Controller              1998 to date     Director of Salomon Smith Barney
                                                                 and Controller of certain other
                                                                 investment companies associated
                                                                 with Salomon Smith Barney; Prior
                                                                 to 1998, Managing Director of AMT
                                                                 Capital Services Inc.; Prior to
                                                                 1997, Partner with Ernst & Young
                                                                 LLP; 45.

                  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE
                INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE
                  "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      On December 4, 1998, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Fund's independent auditors for the fiscal year ending December 31, 1999. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup"), as of December 31, 1998. Citigroup is the ultimate parent company of both SSBC and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup, or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at its 2000 Annual Meeting of Stockholders of the Fund must be received by November 26, 1999 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 2000 Annual Meeting of Stockholders will be held in April of 2000. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2000 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by February 9, 2000, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                           By Order of the Board of Directors,

                                           Christina T. Sydor
                                           Secretary

March 25, 1999

FORM OF PROXY
SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T.
SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Smith Barney Intermediate Municipal Fund, Inc. held of record by the undersigned on March 3, 1999 at a Meeting of Stockholders to be held on April 21, 1999 or any adjournment thereof.



[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Class I Nominees: Allan J. Bloostein and Richard E. Hanson, Jr.

Class III Nominees: Lee Abraham, Jane F. Dasher and Donald R. Foley
	   FOR			WITHHELD
	[         ]			[         ]

	[         ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

	   FOR			AGAINST		ABSTAIN
	[        ]			[        ]		[        ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
	[          ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________



g:/legal/funds/#sbi/1999/secdocs/proxycrd